Exhibit 99.1

SLAM Corp. Transitioning from Nasdaq to OTC Markets

SLAM and Lynk Global Remain Committed to Business Combination
and Combined Company Expects to list on Nasdaq Upon Close

Trading to Continue Under Same SLAM and SLAMW Ticker Symbols

NEW YORK, NY, August 26, 2024 – SLAM Corp. (NASDAQ: SLAM), a special purpose acquisition company (“Slam” or the “Company”), today announced that the Company, as anticipated, received a notice from The Nasdaq Stock Market LLC (“Nasdaq” or the “Exchange”), stating that in accordance with Nasdaq rules, Slam’s securities will be delisted from the Exchange. At the open of trading on Tuesday, August 27, 2024, Slam’s securities will be suspended on Nasdaq and are expected to begin trading on the OTC Markets under the tickers “SLAM” and “SLAMW”, respectively, ensuring uninterrupted market activity for its shareholders.

Slam’s ongoing business combination (the “Business Combination”) with Lynk Global, Inc. (“Lynk”), the world’s leading commercially-licensed satellite-direct-to-standard-phone (“sat2phone”) telecoms provider, will be materially unaffected by the transition.

Ryan Bright, Chief Financial Officer of Slam, commented, “Slam and Lynk remain committed to the de-SPAC transaction and have extended the termination date of the Business Combination until December 25, 2024. Upon the closing of the transaction, the merged company is expected to list on Nasdaq under the symbol “LYNK” and its warrants under the symbol “LYNKW”. This expected transition from the Nasdaq to the OTC Market is a procedural measure due to a timing requirement from the exchange. We look forward to seeing the company trading on the Nasdaq once again at the close of the transaction.”

The Business Combination comes at a time of significant growth for the overall space industry with sat2phone as potentially the largest driver of that growth. Satellite-direct-to-standard phone technology solves a problem for over five billion mobile phone users in the $1.1 trillion-a-year mobile wireless industry. Sat2phone is a new category within satellite communications that analysts estimate could grow to become “the largest opportunity in satcom’s history.”1 Since the announcement of the Business Combination in February 2024, Lynk has signed numerous commercial contracts with global mobile network operators as well as a commercial contract to provide sat2phone services to the U.S. Department of Defense, the Department of Homeland Security, and other U.S. government agencies.

Shareholders will not need to take any action. Additional details will be made available in a Form 8-K filed by Slam on www.sec.gov.

About Slam Corp.

Slam Corp. (Nasdaq: SLAM) is a special purpose acquisition company established by baseball legend, investor and Chairman and Chief Executive Officer of A-Rod Corp., Alex Rodriguez, and Founder, Managing Partner and Chief Investment Officer of Antara Capital LP, Himanshu Gulati. Slam intends to pursue investment opportunities with companies that have large and growing addressable markets, significant revenue growth, defensible business models and superior market share.

[1]	Analysys Mason – The Largest Opportunity in Satcom’s History: Direct Satellite-to-Device.

About Lynk

Lynk is a patented, proven, and commercially-licensed satellite-direct-to-standard-mobile-phone system. Today, Lynk allows commercial subscribers to send and receive text messages to and from space via standard unmodified, mobile devices. Lynk’s service has been tested and proven on all seven continents, has regulatory approvals in at least 30 countries and is currently being deployed commercially based on more than 40 MNO commercial service contracts covering approximately 50 countries. Lynk is currently providing cell broadcast (emergency) alerts, and two-way SMS messaging, and intends to launch voice and mobile broadband services in the future. By partnering with Lynk, a mobile network operator opens the door to new revenue in untapped markets, gives subscribers peace of mind with ubiquitous connectivity, and provides a potential pathway to economic prosperity for billions. For more information, visit www.lynk.world.

Additional Information and Where to Find It

This communication relates to the business combination involving Lynk, Slam, Lynk Global Holdings, Inc., a Delaware corporation (“Topco”), Lynk Merger Sub 1, LLC, a Delaware limited liability company and wholly owned subsidiary of Topco (“Merger Sub 1”), and Lynk Merger Sub 2, LLC., a Delaware limited liability and wholly owned subsidiary of Topco (“Merger Sub 2”) (the “Business Combination”). In connection with the Business Combination, Slam and Topco filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (the “Registration Statement”) on February 14, 2024, which includes a preliminary proxy statement/prospectus of Slam and a preliminary prospectus of Topco relating to the shares of common stock of Topco, par value $0.00001 per share, to be issued in connection with the Business Combination. This communication is not a substitute for the Registration Statement, the definitive proxy statement/final prospectus or any other document that Slam or Topco have filed or will file with the SEC or send to its shareholders in connection with the Business Combination. This communication does not contain all the information that should be considered concerning the Business Combination and other matters and is not intended to form the basis for any investment decision or any other decision in respect of such matters.

BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, SLAM’S SHAREHOLDERS AND OTHER INTERESTED PARTIES ARE URGED TO READ THE PROXY STATEMENT/ PROSPECTUS WHEN IT BECOMES AVAILABLE AND ANY AMENDMENTS THERETO AND ANY OTHER DOCUMENTS FILED BY SLAM OR TOPCO WITH THE SEC IN CONNECTION WITH THE BUSINESS COMBINATION OR INCORPORATED BY REFERENCE THEREIN IN THEIR ENTIRETY BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE BUSINESS COMBINATION BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE BUSINESS COMBINATION AND THE PARTIES TO THE BUSINESS COMBINATION.

After the Registration Statement is declared effective, the definitive proxy statement will be mailed to shareholders of Slam as of a record date to be established for voting on the Business Combination. Additionally, Slam and Topco will file other relevant materials with the SEC in connection with the Business Combination. Copies of the Registration Statement, the definitive proxy statement/final prospectus and all other relevant materials for the Business Combination filed or that will be filed with the SEC may be obtained, when available, free of charge at the SEC’s website at http://www.sec.gov. In addition, the documents filed by Slam or Topco may be obtained, when available, free of charge from Slam at http://www.slamcorp.com. Slam’s shareholders may also obtain copies of the definitive proxy statement/ prospectus, when available, without charge, by directing a request to Slam Corp., 55 Hudson Yards, 47th Floor, Suite C, New York, New York 10001.

No Offer or Solicitation

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. The Business Combination will be implemented solely pursuant to the Business Combination Agreement, filed as an exhibit to the Current Report on Form 8-K filed by Slam with the SEC on February 5, 2024, which contains the full terms and conditions of the Business Combination. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom.

Participants in the Solicitation of Proxies

This communication may be deemed solicitation material in respect of the Business Combination. Slam, Lynk, Topco, Merger Sub 1, Merger Sub 2 and certain of their respective directors and officers may be deemed participants in the solicitation of proxies from Slam’s shareholders in connection with the Business Combination. Slam’s shareholders and other interested persons may obtain, without charge, more detailed information regarding the names and interests in the Business Combination of Slam’s directors and officers in Slam’s filings with the SEC, including Slam’s initial public offering prospectus, which was filed with the SEC on February 24, 2021, Slam’s subsequent annual reports on Form 10-K and quarterly reports on Form 10-Q. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Slam’s shareholders in connection with the Business Combination will be included in the definitive proxy statement/prospectus relating to the Business Combination when it becomes available. You may obtain free copies of these documents, when available, as described in the preceding paragraphs.

Cautionary Statement Regarding Forward Looking Statements

Certain statements made in this communication, and oral statements made from time to time by representatives of Slam, Topco and Lynk are “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may generally be identified by the use of words such as “estimate,” “projects,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “would,” “should,” “future,” “propose,” “potential,” “target,” “goal,” “objective,” “outlook” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the benefits of technology, including who or how many people will benefit from technology, the financial position, business strategy and the plans and objectives of management for future operations including as they relate to the Business Combination and related transactions, including the anticipated financing, pricing and market opportunity, the satisfaction of closing conditions to the Business Combination and related transactions, the level of redemptions by Slam’s public shareholders and the timing of the completion of the Business Combination, including the anticipated closing date of the Business Combination, listing of the combined company’s securities and the use of the cash proceeds therefrom. These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of Slam’s, Topco’s and Lynk’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the control of the parties, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements.

The forward-looking statements involve significant risk and uncertainties that could cause the actual results to differ materially from the expected results. Factors that may cause such differences include, among others, the following: (1) the inability of the parties to successfully or timely consummate the Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Business Combination; (2) satisfaction or waiver (if applicable) of the conditions to the Business Combination, including with respect to the approval of the shareholders of Slam; (3) the ability to list the combined company’s securities on Nasdaq; (4) the risk that the Business Combination disrupts current plans and operations of Slam or Lynk as a result of the announcement and consummation of the transactions described herein; (5) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (6) uncertainty of the costs related to the Business Combination; (7) changes in applicable laws or regulations and delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals required to complete the Business Combination; (8) the possibility that Slam and Lynk may be adversely affected by other economic, business, and/or competitive factors; (9) the outcome of any legal proceedings that may be instituted against Slam, Topco or Lynk or any of their respective directors or officers, following the announcement of the Business Combination; (10) the failure to realize anticipated pro forma results and underlying assumptions, including with respect to estimated shareholder redemptions and purchase price and other adjustments; (11) risks related to domestic and international political and macroeconomic uncertainty, including the Russia-Ukraine conflict and the Israel-Hamas war; (12) the risk that any of the conditions to closing of the Business Combination are not satisfied in the anticipated manner or on the anticipated timeline or are waived by any of the parties thereto; (13) risks related to the rollout of Lynk’s business strategy and the timing of expected business milestones; (14) the amount of redemption requests made by Slam’s public shareholders; (15) the ability of Slam to issue equity, if any, in connection with the Business Combination or to otherwise obtain financing in the future; (16) risks related to Lynk’s industry; (17) the inability to complete any private placement financing, the amount of any private placement financing or the completion of any private placement financing with terms unfavorable to you; and (18) those factors discussed in Slam’s Annual Report on Form 10-K for the year ended December 31, 2023 and subsequent Quarterly Reports on Form 10-Q, in each case, under the heading “Risk Factors,” and other documents of Slam, Topco or Lynk to be filed with the SEC, including the proxy statement/prospectus. If any of these risks materialize or Slam’s or Lynk’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Slam nor Lynk presently know or that Slam and Lynk currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward- looking statements reflect Slam’s, Topco’s and Lynk’s expectations, plans or forecasts of future events and views as of the date of this communication. Slam, Topco and Lynk anticipate that subsequent events and developments will cause Slam’s, Topco’s and Lynk’s assessments to change. However, while Slam, Topco and Lynk may elect to update these forward-looking statements at some point in the future, each of Slam, Topco and Lynk specifically disclaim any obligation to do so, unless required by applicable law. These forward-looking statements should not be relied upon as representing Slam’s, Topco’s and Lynk’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Contacts

Lynk Global, Inc.

Tony DeTora,

tdetora@lynk.world

ICR, Inc.

Investors: Brett Milotte

Brett.Milotte@icrinc.com

Media: Keil Decker

Keil.Decker@icrinc.com

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